Articles of Incorporation

                                       of

                           The Money Market Fund, Inc.

         For the purpose of forming a corporation for one or more lawful purposes under the provisions of ARTICLE 23 of the Annotated Code of Maryland (hereinafter sometimes referred to as the "General Corporation Law"), the natural person hereinafter named as the person acting as the incorporator of the said corporation does hereby adopt and sign the following Articles of Incorporation of the Corporation and does hereby acknowledge that his adoption and signing thereof is his act:

     FIRST: A. The name of the incorporator is Scott M. Feldman and his post office address is 48 Wall Street, New York, New York 10005.

            B. The said incorporator is more than 18 years of age.

            C. The said incorporator is forming the corporation named in these Articles of Incorporation under the general laws of the State of Maryland.

     SECOND: The name of the Corporation is

                           The Money Market Fund, Inc.

     THIRD: The Corporation is formed for the following purposes:

     1. To conduct, operate and carry on the business of an investment company.

     2. To purchase or otherwise acquire, invest and reinvest, or otherwise place the funds of the Corporation, in, own, hold, sell, or otherwise dispose of securities or any interests therein.

     3. To exercise any and all rights, powers or privileges with reference to such business or incident to ownership or interest in respect of such funds or securities owned by it or in which it has any interest.

     4. To do any and all acts and things and to exercise any further powers as may seem necessary, appropriate or desirable for the accomplishment of the foregoing objects or purposes.

     The foregoing provisions of this Article THIRD shall be construed both as purposes and powers and each as an independent purpose and power. The foregoing enumeration of specific purposes and powers shall not be held to limit or restrict in any manner the purposes and powers of the Corporation, and the purposes and powers herein specified shall be in no wise limited or restricted by reference to, or inference from, the terms of any provision of this or any other Article of these Articles of Incorporation; provided, that the Corporation shall not conduct any business, promote any purpose, or exercise any power or privilege within or without the State of Maryland which, under the laws thereof, the Corporation may not lawfully conduct, promote, or exercise.

     FOURTH: The post-office address of the principal office of the Corporation within the State of Maryland is c/o The Corporation Trust Incorporated, First Maryland Building, 25 South Charles Street, Baltimore, Maryland 21201.

         The name and the post-office address of the resident agent of the Corporation within the State of Maryland are The Corporation Trust Incorporated, First Maryland Building, 25 South Charles Street, Baltimore, Maryland 21201. The said resident agent is incorporated under the laws of the State of Maryland.

     FIFTH:

     A. The total number of shares which the Corporation has authority to issue is 500,000,000 shares of capital stock of the par value of ten cents ($.10) each all of one class, having an aggregate par value of $50,000,000.

     B. Each share of the capital stock of the Corporation shall be subject to the following provisions:

     1. Each holder of the capital stock of the Corporation, upon written request in proper form to the Corporation accompanied, in the case of shares for which certificates have been issued, by surrender of the appropriate stock certificate or certificates in proper form for transfer, shall be entitled to require the Corporation to redeem all or any part of the shares of capital stock standing in the name of such holder on the books of the Corporation, at a redemption price equal to the net asset value of such shares determined as hereinafter set forth and as fixed by resolution of the Board of Directors of the Corporation from time to time.

     2. In addition, (a) the Board of Directors is hereby empowered to authorize the purchase by the Corporation, either directly or through an agent, of shares of the capital stock of the Corporation (upon such terms and conditions and for such consideration as the Board of Directors shall deem advisable) out of funds legally available therefor at prices not in excess of their net asset value, determined by the net asset value used in the calculation of the retail offering price of shares of the Corporation, at the time such shares are purchased, and to take all other steps deemed necessary or advisable in connection therewith, if and as fixed by the resolution of the Board of Directors of the Corporation from time to time and (b) the Board of Directors is hereby empowered to authorize the Corporation to require the redemption of all or any part of the outstanding shares upon such terms and conditions as the Board of Directors shall deem advisable, out of funds legally available therefor, at net asset value determined as hereinafter set forth and to take all other steps deemed necessary or advisable in connection therewith, if and as fixed by the resolution of the Board of Directors of the Corporation from time to time.

     3. Notwithstanding paragraph B(1) of this Article FIFTH, the Board of Directors of the Corporation may suspend the right of the holders of the capital stock of the Corporation to require the Corporation to redeem shares of such capital stock or may suspend any voluntary purchases of such capital stock:

               (a) for any period (i) during which the New York Stock Exchange is closed other than the customary week-end and holiday closings, or
          (ii) during which trading on the New York Stock Exchange is restricted;

               (b) for any period during which an emergency, as defined by the rules of the Securities and Exchange Commission or any successor thereto, exists as a result of which (i) disposal by the Corporation of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Corporation fairly to determine the value of its net assets; or

               (c) for such other periods as the Securities and Exchange Commission or any successor thereto may by order permit for the protection of security holders of the Corporation.

     4. All shares of the capital stock of the Corporation now or hereafter authorized shall be subject to redemption and redeemable at the option of the shareowner, in the sense used in the General Corporation Law, at the redemption price for any such shares, determined in the manner set out in these Articles of Incorporation or in any amendment thereto. In the absence of any specification as to the purposes for which shares of the capital stock of the Corporation are redeemed or repurchased by it, all shares so redeemed or repurchased shall be deemed to be acquired for retirement in the sense contemplated by the laws of the State of Maryland and the number of the authorized shares of the capital stock of the Corporation shall not be reduced by the number of any shares redeemed or repurchased by it.

     5. The net asset value of each share of capital stock of the Corporation with respect to which redemption is requested by a shareowner pursuant to the provisions of paragraph B.1 of Article FIFTH of these Articles of Incorporation or is requested by the Corporation pursuant to B.2(b) of said Article FIFTH shall be determined as of the close of business on the first full business day on which the New York Stock Exchange is open next succeeding the date on which such capital stock is surrendered by the shareowner or such other time or times as may be established by the Board of Directors in its absolute discretion, in accordance with any provision of the Investment Company Act of 1940, any rule or regulation thereunder, or any rule or regulation made or adopted by any securities association registration under the Securities Exchange Act of 1934; provided that if the Board of Directors so determines, in determining net asset value for such purposes there may be deducted from the market value of all securities listed or traded in on any exchange brokerage charges, stamp taxes and odd-lot premiums substantially at the rates that would be applicable if such securities were then being sold.

     6. The Corporation may issue and sell its shares in such amounts, on such terms and conditions, for such purposes and for such consideration now or hereafter permitted by the laws of Maryland, by these Articles of Incorporation and by the Investment Company Act of 1940 as its Board of Directors may determine; provided, however, that, except upon conversion of outstanding convertible securities or in connection with a merger, consolidation, acquisition of substantially all of the assets of another corporation or other organization, the consideration per share to be received by the Corporation upon the sale of any shares of its capital stock shall not be less than the net asset value per share of such capital stock outstanding at the time as of which the computation of such net asset value shall be made. The net asset value of each share of the capital stock of the Corporation for the purpose of the issue of such capital stock shall be determined either as of the close of business on the last business day on which the New York Stock Exchange was open next preceding the date on which a subscription to such stock was accepted by the Corporation, or in accordance with any provision of the Investment Company Act of 1940, any rule or regulation thereunder, or any rule or regulation made or adopted by any securities association registered under the Securities Exchange Act of 1934.

     7. Payment of the redemption price of capital stock of the Corporation with respect to which redemption is requested by a shareowner pursuant to the provisions of paragraph B.1. of Article FIFTH of these Articles of Incorporation or redemption is requested by the Corporation pursuant to paragraph B.2(b) of said Article FIFTH, as the case may be, shall, subject to paragraph B.3. of said Article FIFTH, be made by the Corporation within seven days after receipt of the shareowner's request for redemption by the Corporation or after the deposit of the request for redemption by the Corporation, as the case may be. Any such payment may be made in whole or in part, in portfolio securities, or in cash, as the Board of Directors shall deem advisable, and no shareowner shall have the right, other than as determined by the Board of Directors, to have his shares redeemed in portfolio securities.

     C. "Net asset value" of any share of the Corporation outstanding (exclusive of treasury stock) shall be determined as required by the Investment Company Act of 1940 and pursuant to valuation methods determined by Directors which are not prohibited by such Act.

     D. The Corporation may issue fractional shares of its capital stock, which shall be entitled to the same proportionate rights as whole shares of their class, provided, however, that the Corporation shall not be required to issue share certificates for such fractional shares.

     E. Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a designated proportion greater than a majority of the shares or votes entitled to be cast, such action shall be effective and valid if taken or authorized by the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote thereon pursuant to the provisions of these Articles of Incorporation.

     F. No holder of stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any shares of the capital stock of the Corporation of any class which it may issue or sell (whether out of the number of shares authorized by the Articles of Incorporation, or out of any shares of the capital stock of the Corporation acquired by it after the issue thereof, or otherwise) other than such right, if any, as the Board of Directors, in its discretion, may determine.

     G. All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of these Articles of Incorporation.

     SIXTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for creating, defining, limiting and regulating the powers of the Corporation, the directors and the shareowners:

     A. The Board of Directors shall have the management and control of the property, business and affairs of the Corporation, and is hereby vested with all the powers possessed by the Corporation itself so far as is not inconsistent with law or these Articles of Incorporation. In furtherance and without limitation of the foregoing provisions, it is expressly declared that, subject to these Articles of Incorporation, the Board of Directors shall have power:

     1. To make, alter, amend or repeal from time to time By-Laws of the Corporation except as such power may otherwise be limited in the By-Laws.

     2. To authorize the purchase of shares of the Corporation in the open market or otherwise and to authorize the redemption of shares of the Corporation, at prices not in excess of their net asset value, provided the Corporation has assets legally available for such purpose, and to pay for such shares in cash, securities or other assets then held or owned by the Corporation.

     3. To determine, as provided herein, or if provision is not made herein, in accordance with generally accepted accounting principles, what constitutes annual or other net profits, total assets and the net asset value of the shares of the Corporation; from time to time to fix and vary the amount to be reserved as working capital; to set apart out of any surplus of the Corporation such reserves in such amounts and for such proper purposes as it shall determine and to abolish any such reserves or any part thereof.

     4. To distribute dividends from funds legally available therefor in such amounts, if any, and in such manner and to the shareowners of record as of such date, as the Board of Directors may determine.

     5. To determine in their discretion the manner and purposes of the allocation of brokerage commissions to be paid by the Corporation and the selection of the brokers and dealers that shall receive or share directly or indirectly in any such commissions and the basis of such receiving or sharing therein, including, but not limited to, sales of shares of the Corporation and any other corporations having the same investment adviser and statistical and other information and wire and other services provided to the Corporation or the administrator.

     B. The Corporation may enter into advisory contracts, supervisory contracts, administration and distribution contracts and other contracts with, and may otherwise do business with, the Continental Illinois National Bank and Trust Company of Chicago and Bache & Co. Incorporated, or other managers, sponsors, administrators and distributors notwithstanding that the Board of Directors of the Corporation may be composed in part of directors, officers or employees of said bank and trust company or said corporation or other managers, sponsors or administrators and distributors, or their affiliates, successors or assigns and officers of the Corporation may have been or may be or become directors, officers or employees of said bank and trust company or said corporation or other managers and sponsors or administrators and distributors or their affiliates, successors or assigns and notwithstanding that said bank and trust company or said corporation or other managers, sponsors or administrators and distributors or their affiliates, successors or assigns may act as managers or sponsors, administrators and distributors for other investment companies investing in securities similar to or identical with those owned by the Corporation and may at or about the same time recommend, purchase or sell the same securities for the Corporation and such other investment companies, and in the absence of fraud the Corporation and said bank and trust company and said corporation or other managers, sponsors or administrators and distributors and their affiliates, successors and assigns may deal freely with each other, and such advisory contract, supervisory contract, administration and distribution contract, or any other contract or transaction between the Corporation and said bank and trust company or said corporation or other managers, sponsors or administrators and distributors or their affiliates, successors or assigns shall not be invalidated or in any manner affected thereby, nor shall any director or officer of the Corporation be liable to the Corporation or to any shareowner or creditor thereof or to any other person for any loss incurred by it or him under or by reason of any such contract or transaction; provided that nothing herein shall protect any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; and provided always that such contract or transaction shall have been on terms that were not unfair at the time at which it was entered into.

     C. Except as required by law, the holders of shares of the Corporation shall have only such right to inspect the records, documents, accounts and books of the Corporation as may be granted by the Board of Directors of the Corporation.

     SEVENTH: The initial By-Laws of the Corporation shall be adopted by the Board of Directors at their organizational meeting. The Board of Directors shall have power insofar as permitted by law to make, alter, amend, and repeal the By-Laws of the Corporation. The Corporation reserves the right to amend, alter, change, add to or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights and powers conferred by these Articles of Incorporation on stockholders, directors and officers are granted subject to this reservation.

     EIGHTH: A. The number of directors of the Corporation, until such number shall be increased or decreased pursuant to the By-Laws of the Corporation, is five. The number of directors shall never be less than the number prescribed by the General Corporation Law.

     B. The names of the persons who shall act as directors of the Corporation until the first annual meeting of the shareowners of the Corporation and until their successors are duly elected and qualify are as follows:

                            Charles P. Bowen, Jr.
                            Robert P. Reuss
                            J. Frederick Rives
                            John B. Pelling
                            John C. Davis

     TENTH: As used in these Articles of Incorporation, the term "shareowner" shall mean "stockholder" as the latter term is used in the General Corporation Law.

     IN WITNESS WHEREOF, I have adopted and signed these Articles of Incorporation and do hereby acknowledge that the adoption and signing is my act.

Dated:  December 19, 1975

                                   /s/ SCOTT M. FELDMAN
                                   ----------------------------
                                   Scott M. Feldman


Filed in Maryland on          , 1975

                           THE MONEY MARKET FUND, INC.

                              ARTICLES OF AMENDMENT

     THE MONEY MARKET FUND, INC., a Maryland corporation having its principal office in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

     FIRST: The charter of the Corporation is hereby amended by striking out Article Second of the Articles of Incorporation and inserting in lieu thereof the following:

     "SECOND: The name of the Corporation is MoneyMart Assets Inc."

     SECOND: There being no stock of the Corporation outstanding or subscribed for entitled to be voted on the charter amendment and the organization meeting of the board of directors of the Corporation having previously been held, the board of directors of the Corporation at a meeting held on March 31, 1976, duly adopted a resolution which approved the foregoing amendment to the charter in accordance with the provisions of Section 2-603(a) and (c) of Corporations and Associations Article of the Annotated Code of Maryland.

     IN WITNESS WHEREOF, THE MONEY MARKET FUND, INC. has caused these presents to be signed in its name and on its behalf by its President and attested by its Secretary on March 31, 1976.

                                   THE MONEY MARKET FUND, INC.

                                   By /s/ J. FREDERICK RIVES
                                      ----------------------------
                                      J. Frederick Rives
                                      President

ATTEST:

/s/ ROBERT I. FLOM
----------------------
Robert I. Flom
Secretary

     THE UNDERSIGNED, President of THE MONEY MARKET FUND, INC., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                   /s/ J. FREDERICK RIVES
                                   ----------------------------
                                   J. Frederick Rives

                              MONEYMART ASSETS INC.

                              ARTICLES OF AMENDMENT

     MONEYMART ASSETS INC., a Maryland corporation having its principal office in Baltimore City, Maryland (hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

     FIRST: The charter of the Corporation is hereby amended by striking out Subsection A of Article Fifth of the Articles of Incorporation, as heretofore amended, and inserting in lieu thereof the following:

          "FIFTH: A. The total number of shares which the Corporation has authority to issue is 1,000,000,000 shares of capital stock of the par value of ten cents ($.10) each all of one class, having an aggregate par value of $100,000,000."

     SECOND: The board of directors of the Corporation on March 1, 1979, duly adopted a resolution in which was set forth the foregoing amendment to the charter, declaring that the said amendment of the charter as proposed was advisable and directing that it be submitted for action thereon by the stockholders of the Corporation at the annual meeting to be held on April 18, 1979.

     THIRD: Notice setting forth a summary of the changes to be effected by said amendment of the charter and stating that a purpose of the meeting of the stockholders would be to take action thereon, was given, as required by law, to all stockholders entitled to vote thereon.

     FOURTH: The amendment of the charter of the Corporation as hereinabove set forth has been duly advised by the board of directors and approved by the stockholders of the Corporation.

     FIFTH: (a) The total number of shares of stock which the Corporation was heretofore authorized to issue is 500,000,000, all of which are shares of Common Stock of the par value of ten cents ($.10) each and of the aggregate par value of $50,000,000.

     (b) The total number of shares of stock is increased by this amendment to 1,000,000,000 shares, all of which are shares of Common Stock of the par value of ten cents ($.10) each and of the aggregate par value of $100,000,000.

     IN WITNESS WHEREOF, MONEYMART ASSETS INC., has caused these presents to be signed in its name and on its behalf by its President and attested by its Secretary on April 18, 1979.

                                   MONEYMART ASSETS INC.

                                   By /s/ SIDNEY M. SPIELVOGEL
                                      ----------------------------
                                      President
                                      Sidney M. Spielvogel

Attest:

/s/ PAUL H. DYKSTRA
-----------------------
Paul H. Dykstra
Secretary


     THE UNDERSIGNED, President of MONEYMART ASSETS INC., who executed on behalf of said corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Amendment to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                   /s/ SIDNEY M. SPIELVOGEL
                                   ----------------------------
                                   Sidney M. Spielvogel

                              MONEYMART ASSETS INC.

                              ARTICLES OF AMENDMENT

     MONEYMART ASSETS INC., a Maryland corporation having its principal office in Baltimore City, Maryland (hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

     FIRST: The charter of the Corporation is hereby amended by striking out Subsection A of Article Fifth of the Articles of Incorporation, as heretofore amended, and inserting in lieu thereof the following:

          "FIFTH: A. The total number of shares which the Corporation has authority to issue is 5,000,000,000 shares of capital stock of the par value of ten cents ($.10) each all of one class, having an aggregate par value of $500,000,000."

     SECOND: The board of directors of the Corporation on July 25, 1979, duly adopted a resolution in which was set forth the foregoing amendment to the charter, declaring that the said amendment of the charter as proposed was advisable and directing that it be submitted for action thereon by the stockholders of the Corporation at the Special Meeting to be held on September 24, 1979.

     THIRD: Notice setting forth a summary of the changes to be effected by said amendment of the charter and stating that a purpose of the meeting of the stockholders would be to take action thereon, was given, as required by law, to all stockholders entitled to vote thereon.

     FOURTH: The amendment of the charter of the Corporation as hereinabove set forth has been duly advised by the board of directors and approved by the stockholders of the Corporation.

     FIFTH: (a) The total number of shares of stock which the Corporation was heretofore authorized to issue is 1,000,000,000, all of which are shares of Common Stock of the par value of ten cents ($.10) each and of the aggregate par value of $100,000,000.

     (b) The total number of shares of stock is increased by this amendment to 5,000,000,000 shares, all of which are shares of Common Stock of the par value of ten cents ($.10) per share and of the aggregate par value of $500,000,000.

     IN WITNESS WHEREOF, MONEYMART ASSETS INC., has caused these presents to be signed in its name and on its behalf by its President and attested by its Secretary on September 24, 1979.

                                   MONEYMART ASSETS INC.

                                   By /s/ SIDNEY M. SPIELVOGEL
                                      ----------------------------
                                      President
                                      Sidney M. Spielvogel

Attest:

/s/ ROBERT H. WADSWORTH
-----------------------
Robert H. Wadsworth
Secretary

         THE UNDERSIGNED, President of MONEYMART ASSETS INC., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                      /s/ SIDNEY M. SPIELVOGEL
                                      ----------------------------
                                      Sidney M. Spielvogel

                              MONEYMART ASSETS INC.

                              ARTICLES OF AMENDMENT

     MONEYMART ASSETS INC., a Maryland corporation having its principal office in Baltimore City, Maryland (hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

     FIRST: The Articles of Incorporation of the Corporation are hereby amended by striking out Subsection A of Article Fifth of the Articles of Incorporation, as heretofore amended, and inserting in lieu thereof the following:

          "FIFTH: A. The total number of shares which the Corporation has authority to issue is 5,000,000,000 shares of capital stock of the par value of ten cents ($.10) per share, having an aggregate par value of $500,000,000. The Board of Directors of the Corporation is authorized, from time to time, to classify or to reclassify, as the case may be, any unissued shares of stock of the Corporation."

     SECOND: The Board of Directors of the Corporation on February 27, 1981, duly adopted by unanimous written consent pursuant to Section 2-408 of Corporations and Associations Article of the Annotated Code of Maryland, a resolution in which was set forth the foregoing amendment to the Articles of Incorporation, declaring that said amendment to the Articles of Incorporation as proposed was advisable and directing that it be submitted for action thereon by the stockholders of the Corporation at the annual meeting of stockholders to be held on April 15, 1981.

     THIRD: Notice setting forth a summary of the changes to be effected by said amendment to the Articles of Incorporation and stating that a purpose of the annual meeting of the stockholders would be to take action thereon, was given, as required by law, to all stockholders entitled to vote thereon.

     FOURTH: The amendment of the Articles of Incorporation of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved by a vote of the stockholders of the Corporation.

     IN WITNESS WHEREOF, MONEYMART ASSETS INC. has caused these presents to be signed in its name and on its behalf by its President and attested by its Secretary on April 15, 1981.

                                   MONEYMART ASSETS INC.

                                   By: /s/ SIDNEY M. SPIELVOGEL
                                       ----------------------------
                                       Sidney M. Spielvogel,
                                       President

Attest:

/s/ DENIS J. DOOLEY II
-----------------------
Denis J. Dooley II,
Secretary

     THE UNDERSIGNED, President of MONEYMART ASSETS INC., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                       /s/ SIDNEY M. SPIELVOGEL
                                       ----------------------------
                                       Sidney M. Spielvogel

                              MONEYMART ASSETS INC.

                              ARTICLES OF AMENDMENT

                                      *****

     MONEYMART ASSETS INC., a Maryland corporation having its principal office in Baltimore City, Maryland (hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

     WHEREAS, heretofore the Corporation was authorized to issue 5,000,000,000 shares of capital stock, of the par value of ten cents ($.10) per share, having an aggregate par value of $5,000,000;

     NOW, THEREFORE:

     FIRST: The Articles of Incorporation of the Corporation are hereby amended by striking out Subsection A of Article Fifth of the Articles of Incorporation, as heretofore amended, and inserting in lieu thereof the following:

          "FIFTH: A. The total number of shares of stock which the Corporation has authority to issue is 10,000,000,000 shares of capital stock, of the par value of ten cents ($.10) per share, having an aggregate par value of $1,000,000,000. The Board of Directors of the Corporation is authorized, from time to time, to classify or reclassify, as the case may be, any unissued shares of stock of the Corporation."

     SECOND: The Board of Directors of the Corporation on January 20, 1982, duly adopted a resolution in which was set forth the foregoing amendment to the Articles of Incorporation, declaring that said amendment to the Articles of Incorporation as proposed was advisable and directing that it be submitted for action thereon by the shareholders of the Corporation at the annual meeting of shareholders to be held on April 21, 1982.

     THIRD: Notice setting forth a summary of the changes to be effected by said amendment to the Articles of Incorporation and stating a purpose of the annual meeting of the shareholders would be to take action thereon, was given, as required by law, to all shareholders entitled to vote thereon.

     FOURTH: The amendment of the Articles of Incorporation of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved by a vote of the shareholders of the Corporation.

     IN WITNESS WHEREOF, MONEYMART ASSETS INC. has caused these presents to be signed in its name and on its behalf by its President and attested by its Secretary on April 21, 1982.

                                        MONEYMART ASSETS INC.

                                        By /s/ SIDNEY M. SPIELVOGEL
                                           ----------------------------
                                           Sidney M. Spielvogel,
                                           President

Attest:

/s/ THOMAS J. PRESS
-----------------------
Thomas J. Press,
Secretary

     THE UNDERSIGNED, President of MONEYMART ASSETS INC., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                           /s/ SIDNEY M. SPIELVOGEL
                                           ----------------------------
                                           Sidney M. Spielvogel

                              ARTICLES OF AMENDMENT

                                       OF

                              MONEYMART ASSETS INC.

                                     ******

                            Pursuant to Section 2-607
                        of the Annotated Code of Maryland

                                     ******


     MONEYMART ASSETS INC., a Maryland corporation having its principal office in Baltimore City, Maryland (hereinafter called "the Corporation"), hereby certifies to the Maryland Department of Assessments and Taxation that:

     FIRST: The charter of the Corporation is hereby amended by striking out Article Second of the Articles of Incorporation, and inserting in lieu thereof the following:

          SECOND: The name of the corporation is "PRUDENTIAL-BACHE MONEYMART ASSETS INC."

     SECOND: The Board of Directors of the Corporation on January 30, 1985, duly adopted a resolution in which was set forth the foregoing amendment to the Articles of Incorporation, declaring that said amendment to the Articles of Incorporation as proposed was advisable and directing that it be submitted for action thereon by the shareholders of the Corporation at the annual meeting of shareholders to be held on April 24, 1985.

     THIRD: Notice setting forth a summary of the changes to be effected by said amendment to the Articles of Incorporation and stating a purpose of the annual meeting of the shareholders would be to take action thereon, was given, as required by law, to all shareholders entitled to vote thereon.

     IN WITNESS WHEREOF, the aforesaid corporation has caused these presents to be signed in its name on its behalf by its President and its corporate seal to be hereunto affixed and attested by its Secretary on April 24, 1985.

                                       MONEYMART ASSETS INC.

                                       By: /s/ SIDNEY M. SPIELVOGEL
                                           ----------------------------
                                           Sidney M. Spielvogel
                                           President

Attest:

/s/ S. JANE ROSE
-----------------------
S. Jane Rose
Secretary

STATE OF New York  )
                   )    SS:
COUNTY OF New York )

     I HEREBY CERTIFY that on April 24, 1985, Sidney M. Spielvogel, before me the subscriber, a Notary Public, personally appeared as President of MONEYMART ASSETS INC., a Maryland corporation, and in the name and on behalf of the Corporation acknowledged the foregoing Articles of Amendment and Restatement to be the corporate act of the Corporation and further made oath in due form of law that the matters and facts set forth in said Articles of Amendment and Restatement with respect to the approval thereof are true to the best of his knowledge, information and belief.

     WITNESS my hand and notarial seal, the day and year last above written.

                                           /s/ JANICE LORRAINE McCORMACK
                                           ----------------------------
                                           Notary Public

(affix notary seal)

                              ARTICLES OF AMENDMENT

                                       OF

                              MONEYMART ASSETS INC.

                                     ******

                            Pursuant to Section 2-607
                     of the Maryland General Corporation Law

                                     ******

     PRUDENTIAL-BACHE MONEYMART ASSETS INC., a Maryland corporation having its principal office in New York, New York (hereinafter called the "Corporation"), hereby certifies to the Maryland Department of Assessments and Taxation that:

     FIRST: The charter of the Corporation is hereby amended by striking out Article SIXTH, Part B of the Articles of Incorporation and inserting in lieu thereof the following:

               B. A director or officer of the Corporation shall not be liable to the Corporation or its shareowners for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended. No amendment, modification or repeal of the foregoing sentence shall adversely affect any right or protection of a director or officer that exists at the time of such amendment, modification or repeal.

     SECOND: The Board of Directors of the Corporation by unanimous written consent on February 26, 1988 duly adopted a resolution in which was set forth the foregoing amendment to the Articles of Incorporation, declaring that said amendment to the Articles of Incorporation as proposed was advisable and directing that it be submitted for action thereon by the stockholders of the Corporation at the next annual meeting of stockholders, which was held on April 27, 1988.

     THIRD: Notice setting forth a summary of the changes to be effected by said amendment to the Articles of Incorporation and stating that a purpose of the annual meeting of the stockholders would be to take action thereon was given, as required by law, to all stockholders entitled to vote thereon.

     FOURTH: The amendment of the Articles of Incorporation of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders of the Corporation.

     IN WITNESS WHEREOF, the aforesaid Corporation has caused these presents to be signed in its name on its behalf by its President and its corporate seal to be hereunto affixed and attested by its Secretary on April 27, 1988.

                                       PRUDENTIAL-BACHE MONEYMART
                                         ASSETS INC.

                                       By: /s/ LAWRENCE C. McQUADE
                                           ----------------------------
                                           Lawrence C. McQuade
                                           President

Attest:

/s/ S. JANE ROSE
-----------------------
S. Jane Rose
Secretary

STATE OF NEW YORK  )
                   )
COUNTY OF NEW YORK )


     The undersigned, President of PRUDENTIAL-BACHE MONEYMART ASSETS INC., who executed on behalf of said corporation the foregoing amendment to the Articles of Incorporation of which this certificate is made a part, hereby acknowledges in the name and on behalf of said corporation, the foregoing amendment to the Articles of Incorporation to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                           /s/ LAWRENCE C. McQUADE
                                           ----------------------------
                                           Lawrence C. McQuade

Sworn to before me on this
27th day of April, 1988

/s/ ANITA L. JENNINGS
-----------------------
Notary Public

                             ARTICLES SUPPLEMENTARY

                                       OF

                     PRUDENTIAL-BACHE MONEYMART ASSETS INC.

                                    ********

                           Pursuant to Section 2-208.1
                     of the Maryland General Corporation Law

                                    ********

     PRUDENTIAL-BACHE MONEYMART ASSETS INC., a Maryland corporation having its principal office in New York, New York (hereinafter called the Corporation), hereby certifies to the Maryland Department of Assessments and Taxation that:

     1. The Corporation is registered as an open-end company under the Investment Company Act of 1940.

     2. Heretofore the Corporation was authorized to issue 10,000,000,000 shares of capital stock, of the par value of ten cents ($.10) per share, having an aggregate par value of $1,000,000,000.

     3. The Board of Directors of the Corporation on October 10, 1989, duly adopted a resolution in accordance with Section 2-105(c) of the Maryland General Corporation Law increasing the total number of shares of capital stock which the Corporation has authority to issue.

     4. Pursuant to the resolution adopted by the Board of Directors of the Corporation on October 10, 1989, the Corporation is authorized to issue 15,000,000,000 shares of capital stock, of the par value of ten cents ($.10) per share, having an aggregate par value of $1,500,000,000.

     IN WITNESS WHEREOF, PRUDENTIAL-BACHE MONEYMART ASSETS INC. has caused these presents to be signed in its name and on its behalf by its President and attested by its Secretary on December 18, 1989.

                                       PRUDENTIAL-BACHE MONEYMART
                                         ASSETS INC.

                                       By: /s/ LAWRENCE C. McQUADE
                                           ----------------------------
                                           Lawrence C. McQuade
                                           President

Attest:


/s/ S. JANE ROSE
-----------------------
S. Jane Rose
Secretary

STATE OF NEW YORK  )
                   )
COUNTY OF NEW YORK )


     The undersigned, President of PRUDENTIAL-BACHE MONEYMART ASSETS INC., who executed on behalf of said corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                           /s/ LAWRENCE C. McQUADE
                                           ----------------------------
                                           Lawrence C. McQuade

Sworn to before me on this
18th day of December, 1989

/s/ ANITA L. WHELAN
-----------------------
Notary Public

                                       3